                                                                    EXHIBIT 10.2

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          This Registration Rights Agreement is made and entered into as of June 30, 1998, by and between Comverse Technology, Inc., a New York corporation (the "Company"), and Lehman Brothers Inc. (the "Initial Purchaser") who has purchased or has the right to purchase up to $250,000,000 (up to $300,000,000 if the over-allotment option is exercised) in aggregate principal amount of 4-1/2% Convertible Subordinated Debentures due 2005 (the "Debentures") of the Company pursuant to the Purchase Agreement (as such term is defined below).

          This Agreement is made pursuant to the Purchase Agreement, dated June 25, 1998, between the Company and the Initial Purchaser (the "Purchase Agreement"). In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights provided for in this Agreement to the Initial Purchaser and its respective direct and indirect transferees (i) for the benefit of the Initial Purchaser,
(ii) for the benefit of the holders from time to time of the Debentures (including the Initial Purchaser) and the holders from time to time of the Common Stock issuable or issued upon conversion of the Debentures and (iii) for the benefit of the securities constituting the Transfer Restricted Securities (as defined below). The execution of this Agreement is a condition to the closing of the transactions contemplated by the Purchase Agreement.

          The parties hereby agree as follows:

          1.   Definitions.  As used in this Agreement, the following terms
               -----------
shall have the following meanings:

          Advice:  As defined in Section 2(d) hereof.
          ------

          Affiliate:  An affiliate of any specified person shall mean any other
          ---------
person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement:  This Registration Rights Agreement, as the same may be
          ---------
amended, supplemented or modified from time to time in accordance with the terms hereof.

          Business Day:  Each Monday, Tuesday, Wednesday, Thursday and Friday
          ------------
that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

          Closing Date:  June 30, 1998.
          ------------

          Common Stock:  common stock, $.10 par value per share, of the Company
          ------------
and any other shares of common stock as may constitute "Common Stock" for purposes of the Indenture, in each case, as issuable or issued upon conversion of the Debentures.

          Company:  Comverse Technology, Inc., a New York corporation, and any
          -------
successor corporation thereto.

          controlling person:  As defined in Section 6(a) hereof.
          ------------------

          Debentures:  The $250,000,000 aggregate principal amount of 4-1/2%
          ----------
Convertible Subordinated Debentures due 2005 of the Company being issued pursuant to the Indenture (together with the up to $50,000,000 aggregate principal amount of such Debentures if, and to the extent, the Initial Purchaser's over-allotment option is exercised).

          Effectiveness Period:  As defined in Section 2(a) hereof.
          --------------------

          Effectiveness Target Date:  The 180th day following the Closing Date.
          -------------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended, and
          ------------
the rules and regulations promulgated by the SEC pursuant thereto.

          Filing Date:  The 90th day after the Closing Date.
          -----------

          Holder:  Each owner of any Transfer Restricted Securities.
          ------

          Indemnified Person:  As defined in Section 6(a) hereof.
          ------------------

          Indenture:  The Indenture, dated as of the date hereof, between the
          ---------
Company and the Trustee thereunder, pursuant to which the Debentures are being issued, as amended, modified or supplemented from time to time in accordance with the terms thereof.

          Initial Purchaser:  As defined in the first paragraph hereof.
          -----------------

          Liquidated Damages:  As defined in Section 3 hereof.
          ------------------

          Proceeding:  An action, claim, suit or proceeding (including, without
          ----------
limitation, an investigation or partial proceeding, such as disposition), whether commenced or threatened.

          Prospectus:  The prospectus included in any Registration Statement
          ----------
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the resale of any of the Transfer Restricted Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

          Purchase Agreement:  As defined in the second paragraph hereof.
          ------------------

          Registration Statement:  Any registration statement of the Company
          ----------------------
filed with the SEC pursuant to the Securities Act that covers the resale of any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

          Rule 144:  Rule 144 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any successor rule or regulation.

          Rule 144A:  Rule 144A promulgated by the SEC pursuant to the
          ---------
Securities Act, as such Rule may be amended from time to time, or any successor rule or regulation.

          Rule 158:  Rule 158 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any successor rule or regulation.

          Rule 174:  Rule 174 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any successor rule or regulation.

          Rule 415:  Rule 415 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any successor rule or regulation.

          Rule 424:  Rule 424 promulgated by the SEC pursuant to the Securities
          --------
Act, as such Rule may be amended from time to time, or any successor rule or regulation.

          Sale Notice:  As defined in Section 2(d) hereof.
          -----------

          SEC:  The Securities and Exchange Commission.
          ---

          Securities Act:  The Securities Act of 1933, as amended, and the rules
          --------------
and regulations promulgated by the SEC thereunder.

          Shelf Registration Statement:  As defined in Section 2(a) hereof.
          ----------------------------

          Special Counsel:  Any special counsel to the holders of Transfer
          ---------------
Restricted Securities.

          TIA:  The Trust Indenture Act of 1939, as amended.
          ---

          Transfer Restricted Securities:  The Debentures and the shares of
          ------------------------------
Common Stock into which the Debentures are converted or convertible (including any shares of Common Stock issued or issuable thereon upon any stock split, stock combination, stock dividend or the like), upon original issuance thereof, and at all times subsequent thereto, and associated related rights, if any, until, in the case of any such Debenture or share (and associated rights) (i) the date on which the resale thereof has been registered effectively pursuant to the Securities Act and have been disposed of in accordance with the Registration Statement relating thereto, (ii) the date on which either such Debenture or the shares of Common Stock issued upon conversion of such Debenture are distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or are saleable pursuant to Rule 144(k) promulgated by the SEC pursuant to the

Securities Act or (iii) the date on which it ceases to be outstanding, whichever date is earliest.

          Trustee:  The Trustee under the Indenture.
          -------

          Underwritten registration or underwritten offering:  A registration in
          --------------------------------------------------
connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective Registration Statement.

          References herein to the term "Holders of a majority in aggregate principal amount of Transfer Restricted Securities" or words to a similar effect shall mean, with respect to any request, notice, demand, objection or other action by the holders of Transfer Restricted Securities hereunder or pursuant hereto (each, an "Act"), registered holders of a number of shares of then outstanding Common Stock constituting Transfer Restricted Securities and an aggregate principal amount of then outstanding Debentures constituting Transfer Restricted Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of such Debentures constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Transfer Restricted Securities and the number of shares of Common Stock issuable upon conversion of then outstanding Debentures constituting Transfer Restricted Securities. For purposes of the immediately preceding sentence, (i) any Holder may elect to take any Act with respect to all or any portion of Transfer Restricted Securities held by it and only the portion as to which such Act is taken shall be included in the numerator of the fraction described in the preceding sentence and (ii) Transfer Restricted Securities owned, directly or indirectly, by the Company or its Affiliates shall be deemed not to be outstanding.

          2.   Shelf Registration Statement.  (a)  The Company agrees to file
               ----------------------------
with the SEC as soon as practicable after the Closing Date, but in no event later than the Filing Date, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form selected by the Company permitting registration of such Transfer Restricted Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings). The Company shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration Statement. The Company shall use all reasonable efforts to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act as promptly as practicable following the filing thereof, but in no event later than the Effectiveness Target Date, and to keep the Shelf Registration Statement continuously effective under the Securities Act until the date that is 24 months after the date on which all of the Debentures are sold (including those sold pursuant to the over-allotment option granted to the Initial Purchaser in the Purchase Agreement) to the Initial Purchaser (the "Effectiveness Period"), or such shorter period ending when there cease to be outstanding any Transfer Restricted Securities.

          (b) Supplements and Amendments.  Subject to Section 2(d) hereof, the
              --------------------------
Company shall use its reasonable efforts to keep the Shelf Registration Statement continuously effective by supplementing and amending the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities or by any underwriter of such Transfer Restricted Securities.

          (c) Selling Securityholder Information.  The Company may require each
              ----------------------------------
Holder of Transfer Restricted Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Transfer Restricted Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request. Each Holder of Transfer Restricted Securities to be sold pursuant to a Shelf Registration Statement agrees to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

          (d) Certain Notices; Suspension of Sales.  Each Holder of Transfer
              ------------------------------------
Restricted Securities agrees by its
acquisition of such Transfer Restricted Securities to notify the Company (a "Sale Notice") not later than three (3) Business Days prior to any proposed sale by such Holder of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which notice shall be effective for five (5) Business Days. The Company may, upon written notice to such Holder, suspend such Holder's use of the Prospectus (which is a part of the Shelf Registration Statement) for a reasonable period not to exceed sixty (60) days if the Company in its reasonable judgment believes it may possess material non-public information the disclosure of which in its reasonable judgment would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Holder of Transfer Restricted Securities agrees by its acquisition of such Transfer Restricted Securities to hold any communication by the Company in response to a Sale Notice in confidence. Each Holder of Transfer Restricted Securities further agrees by its acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(v) or 4(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus (other than in lawful transactions exempt from the registration requirements under the Securities Act) until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

          (e) Compliance.  The Company shall cause the Shelf Registration
              ----------
Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the SEC and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          3.   Liquidated Damages.  If (a) the Shelf Registration Statement is
               ------------------
not filed with the SEC on or prior
to the Filing Date or (b) the Shelf Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Target Date (each such event referred to in clauses (a) and (b), a "Registration Default"), then the Company will pay to each Holder, for the first 90-day period immediately following the occurrence of such Registration Default, liquidated damages ("Liquidated Damages") in an amount equal to one-quarter of one percent (0.25%) per annum times the principal amount of the Transfer Restricted Securities held by such Holder for so long as the Registration Default continues. The amount of Liquidated Damages payable to each Holder shall increase by an additional one-quarter of one percent (0.25%) per annum times the principal amount of Transfer Restricted Securities held by such Holder from and after the 91st day following such Registration Default; provided, however, that (1) upon filing of the Shelf
                           --------  -------
Registration Statement, in the case of (i) above, or (2) upon the effectiveness of the Shelf Registration Statement, in the case of (ii) above, the Liquidated Damages payable with respect to such Transfer Restricted Securities as a result of such clause (i) or (ii), as applicable, shall cease; and, provided, further,
                                                             --------  -------
that the amount of Liquidated Damages shall never exceed one-half of one percent (0.5%) per annum.

     Liquidated Damages shall be paid semi-annually in arrears, with the first semi-annual payment due on the first interest payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and shall be paid to holders of record of such Transfer Restricted Securities on such interest payment date in the same manner as interest is paid under the Indenture. The payment of any such Liquidated Damages shall in all respects be subject to the terms and conditions set forth in the Indenture, including, without limitation, the subordination provisions thereof. All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

          4.  Registration Procedures.  In connection with the Company's
              -----------------------
registration obligations hereunder, the Company shall effect such registrations on the appropriate form selected by the Company available for the sale of the Transfer Restricted Securities to permit the sale of Transfer Restricted Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) No fewer than five Business Days prior to the initial filing of a Registration Statement or Prospectus and no fewer than two Business Days prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the registered (as of the most recent reasonably practicable date which shall not be more than two Business Days prior to the date such notice is personally delivered, delivered to a next-day courier, deposited in the mail or telecopied, as the case may be) Holders of the Transfer Restricted Securities, Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (including those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, Special Counsel and such underwriters, if any, and cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such inquiries as shall be necessary in connection with such Registration Statement, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities, Special Counsel, or the managing underwriters, if any, shall reasonably object on a timely basis;

          (b) Subject to Section 2(d) hereof, prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period set forth in Section 2(a) hereof; and cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

          (c) Notify the registered (as of the most recent reasonably practicable date which shall not be more than two Business Days prior to the date such notice is personally delivered, delivered to a next-day courier, deposited in the mail or telecopied, as the case may be) Holders of Transfer Restricted Securities to be sold or Special Counsel and the managing underwriters, if any, promptly (and in the case of an event specified by clause
(i)(A) of this paragraph in no event fewer than two Business Days prior to such filing), and (if requested by any such person), confirm such notice in writing,
(i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and, (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective,
(ii) of any request of the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information related thereto, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 4(l) hereof are not true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Transfer Restricted Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) of the existence of any fact and the happening of any event that makes any statement made in such Registration Statement or related Prospectus untrue in any material respect, or that requires the making of any changes in such Registration Statement or Prospectus so that in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that, in the case of the Prospectus, such Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except if the existence of such fact or the happening of any such event results from a corporate development that is being pursued by the Company (A) the disclosure of which in the Company's reasonable judgment would have a material adverse effect on the Company and its subsidiaries taken as a whole and (B) which, in the Company's reasonable judgment after consultation with counsel would not, in the absence of an effective Registration Statement, be required to be disclosed by the Company;

          (d) Use all reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of any order enjoining or suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for sale in any jurisdiction, at the earliest practicable moment;

          (e) Subject to Section 2(c) hereof, if reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities being sold in connection with such offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders agree should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

provided, however, that the Company shall not be required to take any action
--------  -------
pursuant to this Section 4(e) that would, in the opinion of counsel for the Company, violate applicable law;

          (f) Furnish to each Holder who so requests, Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits, unless requested in writing by such Holder, counsel or managing underwriter);

          (g) Deliver to each Holder, Special Counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto to such persons who reasonably request; and, unless the Company shall have given notice to such Holder pursuant to Section

4(c)(vi), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities and the underwriters, if any, in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus and any amendment or supplement thereto;

          (h) Prior to any public offering of Transfer Restricted Securities, use all reasonable efforts to register or qualify, or cooperate with the Holders of Transfer Restricted Securities to be sold, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of, such Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary legally to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to qualify generally
--------  -------
to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (i) In connection with any sale or transfer of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, and unless any Transfer Restricted Securities shall be in only book-entry form, cooperate with the Holders and the managing underwriters, if any, to (A) facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends, shall bear a CUSIP number different from the CUSIP number for the Transfer Restricted Securities and shall be in a form eligible for deposit with The Depository Trust Company and (B) enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriters, if any, or Holders may request at least two Business Days prior to any sale of Transfer Restricted Securities;

          (j) Upon the occurrence of any event contemplated by Section 4(c)(vi) hereof, as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (k) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, to provide a CUSIP number for the Transfer Restricted Securities to be sold pursuant to the Registration Statement;

          (l) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) reasonably satisfactory to the Company and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities being sold) in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the Holders of such Transfer Restricted Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and reasonably acceptable to the Company, and confirm the same if and when requested; (ii) seek to obtain opinions of counsel to the Company and updates thereof, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and Special Counsel to the Holders of the Transfer Restricted Securities being sold, addressed to each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings (including any such matters as may be reasonably requested by such Special Counsel and underwriters); (iii) use all reasonable efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired or to be acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each selling Holder of Transfer Restricted Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders of Transfer Restricted Securities and the underwriters, if any, than those set forth in Section 6 hereof (or such other provisions and procedures acceptable to the Company and Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement and the managing underwriters); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities being sold, Special Counsel or the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) of this Section 4(l) and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

          (m) Make available for inspection by a representative of the Holders of Transfer Restricted Securities being sold, any underwriter participating in any such disposition of Transfer Restricted Securities, if any, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as they may reasonably request (including with respect to business and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to business assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement; provided, however, that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons (and such persons shall so agree in writing), unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement;

          (n) Cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the Trustee under the Indenture and the Holders of the Transfer Restricted Securities to effect such changes to the Indenture, if any, as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use all reasonable efforts to cause the Trustee to execute, all customary documents as may be required to effect such changes, and all other forms and documents (including the Form T-1) required to be filed with the SEC to enable the Indenture to be so qualified under the TIA in a timely manner;

          (o) Comply with applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158; and

          (p) (i) list all Common Stock covered by such Registration Statement on any securities exchange on which the Common Stock is then listed or (ii) authorize for quotation on The Nasdaq Stock Market all Common Stock covered by such Registration Statement if the Common Stock is then so authorized for quotation.

          5.   Registration Expenses.
               ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filings fees (including without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or Blue Sky laws (including, without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or Special Counsel for the Holders in connection with Blue Sky qualifications of the Transfer Restricted Securities and determination of the eligibility of the Transfer Restricted Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or Holders of a majority in aggregate principal amount of Transfer Restricted Securities, may reasonably designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Transfer Restricted Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is required by the managing underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and Special Counsel for the Holders (plus any local counsel, deemed appropriate by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities) in accordance with the provisions of Section 5(b) hereof, (v) fees and disbursements of all independent certified public accountants referred to in Section 4(l)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of an annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Transfer Restricted Securities sold by it.

          (b) In connection with any registration hereunder, the Company shall reimburse the Holders of the Transfer Restricted Securities being registered or tendered for in such registration for the fees and disbursements of not more than one firm of attorneys representing the selling Holders (in addition to any local counsel), in an amount not to exceed $25,000 in the aggregate for all such registrations, which firm shall be chosen by the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities. Weil, Gotshal & Manges LLP shall be Special Counsel for all purposes hereof unless and until another Special Counsel shall have been selected by a majority in aggregate principal amount of the Transfer Restricted Securities and notice hereof shall have been given to the Company.

          6.  Indemnification.
              ---------------

          (a) The Company agrees to indemnify and hold harmless (i) the Initial Purchaser, (ii) each Holder of Transfer Restricted Securities, (iii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser, each Holder of Transfer Restricted Securities, or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Person"), from and against any and all losses, claims, damages, liabilities, expenses and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities, expenses or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Indemnified Person furnished in writing to the Company by or on behalf of such Indemnified Person expressly for use therein; provided that the foregoing
                                                   --------
indemnity with respect to any preliminary Prospectus shall not inure to the benefit of any Indemnified Person from whom the person asserting such losses, claims, damages, liabilities, expenses and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary Prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person in a timely manner, unless such Prospectus was not furnished because the Company failed to provide the Indemnified Person with sufficient copies of such corrected Prospectus within the time period required.

          (b) In case any action shall be brought against any Indemnified Person, based upon any Registration Statement or any such Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and payment of all fees and expenses. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) such Indemnified Person or Persons shall have been advised by counsel that there may be a conflict between the positions of the indemnifying party or parties and of the indemnified party or parties in conducting the defense of such action or that there may be legal defenses available to such Indemnified Person or Persons different from or in addition to those available to the indemnifying party or parties (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys, (in addition to any local counsel) for all such Indemnified Persons, which firm shall be designated in writing by such Indemnified Persons and shall be reasonably satisfactory to the Company, and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless any Indemnified Person from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action.

          (c) In connection with any Registration Statement in which the Holder of Transfer Restricted Securities is participating, such Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Indemnified Person but only with reference to information relating to such Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such Registration Statement. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on such Registration Statement and in respect of which indemnity may be sought against any Indemnified Person, the Indemnified Person shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, such Indemnified Person shall not be required to do so, but may employ separate counsel therein and participate in (but not control) the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnified Person), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Indemnified Person, by
Section 6(b) hereof.

          (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities, expenses or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Person on the other hand from the offering of the Transfer Restricted Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and each such Indemnified Person in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments, as well as any other relevant equitable considerations. The relative fault of the Company and each such Indemnified Person shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or such Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Indemnified Persons were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Indemnified Person shall be required to contribute any amount in excess of the amount by which the total proceeds received by it in connection with the sale of the Transfer Restricted Securities pursuant to this Agreement exceeds the amount of any damages which such Indemnified Person has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Indemnified Persons' obligations to contribute pursuant to this Section 6(d) are several in proportion to the respective amount of Transfer Restricted Securities included in and sold pursuant to any such Registration Statement by each Indemnified Person and not joint.

          (e) The agreements contained in this Section 6 shall survive the sale of the Transfer Restated Securities pursuant to any Registration Statement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any Indemnified Person.

          7.  Rules 144 and 144A.
              ------------------

          The Company shall use all reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Transfer Restricted Securities pursuant to Rule 144 and Rule 144A. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

          8.   Underwritten Registrations.
               --------------------------

          If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be investment bankers of recognized national standing selected by the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of such Transfer Restricted Securities included in such offering, subject to the consent of the Company (which will not be unreasonably withheld or delayed).

          No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          9.   Miscellaneous.
               -------------

          (a) Remedies.  In the event of a breach by the Company, or by a Holder
              --------
of Transfer Restricted Securities, of any of their obligations under this Agreement, each Holder of Transfer Restricted Securities or the Company, respectively, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder of Transfer

Restricted Securities agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, they shall waive the defense that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Company shall not enter into any
              --------------------------
agreement with respect to its securities that is inconsistent with the rights granted to the holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. Other than registration rights granted to holders of the Company's 5-3/4% Convertible Subordinated Debentures due 2006, the Company is not currently a party to any agreement granting any registration rights with respect to any of its securities to any person which conflicts with the Company's obligations hereunder or gives any other party the right to include any securities in any Registration Statement filed pursuant hereto, except for such rights and conflicts as have been irrevocably waived. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority in aggregate principal amount in the case of the Debentures, or the number, in the case of Common Stock, of the Transfer Restricted Securities, the Company shall not grant to any person the right to request it to register any of its securities under the Securities Act unless the rights so granted are subject in all respect to the prior rights of the holders of Transfer Restricted Securities set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement.

          (c) No Adverse Action Affecting the Transfer Restricted Securities.
              --------------------------------------------------------------
Subject to the Company's right to suspend use of the Prospectus pursuant to
Section 2(d) hereof, or give a notice pursuant to Section 4(c)(vi) hereof, the Company will not take any action with respect to the Transfer Restricted Securities which would adversely affect the ability of any of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

          (d) No Piggyback on Registrations.  The Company shall not grant to any
              -----------------------------
of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in any

Shelf Registration Statement other than Transfer Restricted Securities.

          (e) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities.
Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Securities may be given by Holders of a majority in aggregate principal amount, in the case of the Debentures, or the number, in the case of the Common Stock, of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be
           --------  -------
amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (f) Notices.  All notices and other communications provided for herein
              -------
shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested or telecopy:

          (i) if to a Holder of Transfer Restricted Securities, to the address of such Holder as it appears in the Debenture or Common Stock register of the Company, as applicable; and

              (ii)  if to the Company, to:

                    Comverse Technology, Inc.
                    170 Crossways Park Drive
                    Woodbury, NY  11797
                    Telecopy: (516) 677-7323
                    Attention: William F. Sorin, Esq.

                    with a copy to:

                    Kramer, Levin, Naftalis & Frankel
                    919 Third Avenue
                    New York, NY  10022
                    Telecopy:  (212) 715-8000
                    Attention: Peter S. Kolevzon, Esq.

             (iii)  if to the Special Counsel, to:

                    Weil, Gotshal & Manges LLP
                    767 Fifth Avenue
                    New York, NY  10153-0119
                    Telecopy:  (212) 310-8007
                    Attention: Stephen M. Besen, Esq.

or such other Special Counsel at such other address and telecopy number as a majority in aggregate principal amount of the Transfer Restricted Securities shall have given notice to the Company as contemplated by Section 5(b) hereof.

          Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given, when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier, five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

          (g) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each existing and future Holder of Transfer Restricted Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of Transfer Restricted Securities, other than by operation of law pursuant to a merger or consolidation to which the Company is a party. In the event the Debentures become convertible into common stock of another person pursuant to
Section 12.11 of the Indenture, the Company shall cause such person to assume the Company's obligations hereunder.

          (h) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

          (i) Governing Law; Submission to Jurisdiction.
              -----------------------------------------

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (j) Severability.  The remedies provided herein are cumulative and not
              ------------
exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

          (l) Attorneys' Fees.  In any action or proceeding brought to enforce
              ---------------
any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover its reasonable attorneys' fees in addition to any other available remedy.

          IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                         COMVERSE TECHNOLOGY, INC.


                         By:
                            ----------------------------------
                            Name:
                            Title:



                         LEHMAN BROTHERS INC.


                         By:
                            ----------------------------------
                            Name:
                            Title: